Exhibit 99.1

Certification of Chief Executive Officer
Pursuant to §906 of The Sarbanes-Oxley Act of 2002

The undersigned, Chief Executive Officer of Chateau Communities, Inc. (the “Company”), hereby certifies on the date hereof, pursuant to 18 U.S.C. 1350(a), as adopted pursuant to §906 of The Sarbanes-Oxley Act of 2002, that the Quarterly Report on Form 10-Q for the quarter ended June 30, 2002 (the “Form 10-Q”), filed concurrently herewith by the Company, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ GARY P. MCDANIEL
	Name:	Gary P. McDaniel
	Title:	Chief Executive Officer

August 14, 2002

Exhibit 99.1

Certification of Chief Financial Officer
Pursuant to §906 of The Sarbanes-Oxley Act of 2002

The undersigned, the Chief Financial Officer of Chateau Communities, Inc. (the “Company”), hereby certifies on the date hereof, pursuant to 18 U.S.C. 1350(a), as adopted pursuant to §906 of The Sarbanes-Oxley Act of 2002, that the Quarterly Report on Form 10-Q for the quarter ended June 30, 2002 (the “Form 10-Q”), filed concurrently herewith by the Company, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ TAMARA D. FISCHER
	Name:	Tamara D. Fischer
	Title:	Chief Financial Officer

August 14, 2002